Exhibit 99.2

Investor Relations

Pineapple Financial Closes $100 Million Private Placement and Initiates Injective Digital Asset Treasury Strategy, Becoming the First Publicly Traded INJ Holder on a National Exchange

Published on 05 Sep 2025

INJ, the native asset of Injective, the leading finance focused blockchain, offers one of the highest staking yields in the industry and is designed to power new liquidity rails for the estimated multi trillion-dollar tokenization market.

Pineapple will use net proceeds to establish a dedicated Injective treasury and purchase INJ, becoming the first publicly listed company to do so.

INJ offers industry leading yields while powering next generation liquidity rails for tokenized finance.

The financing drew participation from leading investors across traditional finance and crypto, including FalconX, Monarq, Abraxas, Kraken, Blockchain.com, Canary Capital, and the Injective Foundation.

Toronto, Canada, September 5, 2025 — Pineapple Financial Inc. (NYSE American: PAPL) (the “Company” or “Pineapple”), a leading fintech platform, today announced the closing of a private placement for the purchase and sale of an aggregate of 24,642,700 subscription receipts, for aggregate gross proceeds of approximately $100 million. Pineapple intends to deploy the net proceeds to launch the first digital asset treasury strategy anchored in INJ, the native asset of Injective. With this closing, Pineapple becomes the first and only publicly traded INJ holder worldwide and an early mover in the convergence of fintech and blockchain based finance. The purchase

Pursuant to the terms of the securities purchase agreement, the Company issued 7,815,777 subscription receipts at a purchase price of $3.80 per subscription receipt and 16,826,923 subscription receipts at a purchase price of $4.16 per subscription receipt, pursuant to different terms agreed with certain purchasers. The combined issuance represents a weighted average purchase price of approximately $4.04 per subscription receipt.

“Today is more than validation. The completion of Pineapple’s $100 million private placement and its decision to anchor the corporate treasury in INJ send a clear signal that Wall Street is beginning to adopt Injective as market infrastructure,” said Eric Chen, Co-Founder of Injective. “This is a milestone for Injective and for institutional on-chain finance. Injective offers the speed, cost efficiency, and transparent settlement that public companies expect, and Pineapple is showing how a listed enterprise can hold and deploy digital assets at scale with confidence. We see this as the start of a durable shift, with institutions turning to Injective for liquidity, yield, and a foundation for tokenization.”

The INJ treasury strategy is expected to generate a passive yield of approximately 12%, which is within the higher range across major blockchain networks. By focusing on an INJ first strategy, Pineapple is positioning its treasury to explore how blockchain based assets can advance the broader financial industry. The approach is intended to align the Company with the growing tokenization trend currently being evaluated by global institutions. It also reflects Pineapple’s view that future financial markets will increasingly rely on digital rails for capital flows, with Injective potentially playing an important role.

INJ is the native asset of Injective, a blockchain built for finance. Powering over 60 billion dollars in transactions, Injective offers faster transaction speeds and cost efficiencies compared to many networks, with a focus on institutional readiness. Network usage has increased more than 1,000 percent year to date.

“Traditional finance runs on access to capital, and INJ represents a potential avenue for enabling the entire finance industry to move onto blockchain-based rails,” shared Shubha Dasgupta, CEO of Pineapple Financial. “This $100 million raise, solely for the purpose of allocating into INJ, demonstrates our belief that the Injective token can bring forward a future of finance that is transparent and accessible for all.”

Financial processes such as lending, securitization, and banking remain tied to legacy systems that can be slow, costly, and opaque. INJ provides a liquidity layer intended to support speed, efficiency, and transparency, which may help address structural challenges in mortgage finance. By investing in INJ, Pineapple is aligning its treasury with innovations that may reshape how finance operates in the years ahead.

The private placement attracted participation from a broad base of institutional investors across traditional finance and crypto, including FalconX, Monarq, Abraxas, Kraken, Blockchain.com, Canary Capital, and the Injective Foundation. D. Boral Capital served as exclusive placement. agent for the transaction. Sichenzia Ross Ference Carmel LLP acted as U.S. counsel to the Company.

The offer and sale of the foregoing securities was made in a private placement in reliance on an exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and applicable state securities laws. Accordingly, the securities offered in the private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirement of the Securities Act and such applicable state securities laws. Concurrently with the execution of the securities purchase agreements, the Company and the investors entered into a registration rights agreement pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) registering the subscription receipts and the underlying shares. Any offering of the Company’s securities under the resale registration statement will only be made by means of a prospectus.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction

About Pineapple Financial Inc.

Pineapple Financial Inc. (“Pineapple”, or the “Company”) is an award-winning fintech and leading Canadian mortgage brokerage network, focusing on both the long-term success of agents and brokers as well as the overall experience of homeowners. With hundreds of brokers within the network, Pineapple creates cutting-edge cloud-based tools and AI-driven systems to enable its brokers to help Canadians realize their dream of owning a home. Pineapple is active within the community and is proud to sponsor charities across Canada to improve the lives of fellow Canadians.

Follow us on social media:

Instagram: @pineapplemortgage @empoweredbypineapple

Facebook: Pineapple Mortgage

LinkedIn: Pineapple Mortgage

X (Formerly Twitter): @PAPLpineapple

Safe Harbor Forward-Looking Statements

Certain statements in this announcement are forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties. They are based on the Company’s current expectations and projections about future events that the Company believes may affect its financial condition, results of operations, business strategy and economic needs. Investors can identify these forward-looking statements by words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “is/are likely to,” “potential,” “continue” or other similar expressions. The Company undertakes no obligation to update or revise publicly any forward-looking statements to reflect subsequent occurring events or circumstances or changes in its expectations that arise after the date hereof, except as may be required by law. These statements are subject to uncertainties and risks including, but not limited to, the uncertainties related to market conditions; fluctuations in the market price of INJ and any associated impairment charges that we may incur as a result of a decrease in the market price of INJ below the value at which INJ is carried on our balance sheet; changes in the accounting treatment relating to our INJ holdings; the Company’s financial condition, customer acceptance of our INJ treasury strategy; and other factors discussed in the “Risk Factors” section of the registration statements, and periodic reports filed with the SEC. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure that such expectations will be correct. The Company cautions investors that actual results may differ materially from the anticipated results. Forward-looking statements contained in this press release are made as of this date, and the Company undertakes no duty to update such information except as required by applicable law. Additional factors are discussed in the Company’s filings with the SEC, which are available for review at www.sec.gov.

Media Contact:

For media inquiries, please contact Shubha Dasgupta, Chief Executive Officer, at Pineapple.

Email: shubha@gopineapple.com

Related Links:

www.pineappleblockchain.com

https://gopineapple.com

http://empoweredbypineapple.com

https://x.com/PAPLpineapple

Investor Relations Contact:

For investor relations inquiries, please contact Pineapple Financial Inc.

ir@gopineapple.com